Exhibit 10.1

SUBSCRIPTION AGREEMENT

 This Subscription Agreement (the “Agreement”), dated as of the date set forth on the Signature Page (the “Agreement”), is entered into by and between the undersigned subscriber (the “Subscriber”) and Event Cardio Group Inc., a Nevada corporation (the “Company”)

Preliminary Statement

The Company is offering up to 16,901,400 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), together with warrants (the “Warrants”) to purchase an additional 10,000,0000 shares of common stock (“the “Warrant Shares”), for a total purchase price of $CAN 1,500,000 (the “Offering”). The Warrants, in the form annexed hereto as Exhibit A, may be exercised for a period commencing on the date of issuance and ending on February 28, 2019, at an initial exercise price of $US 0.15 per share. Shares and Warrants will be issued against payment of the purchase price therefor, which is payable in monthly installments commencing on the date hereof and on the first day of each calendar month thereafter starting with March 1, 2016 through and including August 1, 2016, as indicated on Schedule I annexed hereto (“Schedule I”), subject to the right of the Subscriber to prepay all or any portion of the amount due hereunder.

Subscriber desires to purchase, and the Company is willing to sell to the Subscriber, upon the terms and conditions stated in this Agreement, the number of Shares (the “Purchased Shares”) and Warrants (“Purchased Warrants”) set forth on the signature page hereto for the purchase price payable in Canadian dollars set forth on the signature page (the “Purchase Price”).

The Company and the Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Regulation S, as promulgated by the United States Securities and Exchange Commission under United States Securities Act of 1933, as amended (the “Securities Act”).

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereby agree as follows:

ARTICLE I

PURCHASE OF SECURITIES

Section 1.1 Purchase of the Securities. Subject to the terms and conditions of this Agreement, the Subscriber purchases from the Company, and the Company agrees to issue and sell to the Subscriber the number of Shares and Warrants identified on the signature page hereto for the Purchase Price set forth on the signature page hereto. This Agreement shall not be binding upon the Company until it has been accepted by the Company as evidenced by the Company’s execution and delivery of this Subscription Agreement to the Subscriber.

The purchase and sale of the Purchased Shares and the Purchased Warrants will be effected in tranches, with the purchase and sale of the initial tranche to occur upon the Company’s acceptance of this Agreement against payment of the initial installment of the Purchase Price, with the remaining Purchased Shares and Purchased Warrants to be issued in the monthly increments indicated on Schedule I corresponding to the monthly installments of the Purchase Price indicated thereon. The Purchased Shares, Purchased Warrants and shares of Common Stock issuable upon exercise of the Purchased Warrants (the “Purchased Warrant Shares”) are referred to collectively herein as the “Purchased Securities”).

Section 1.2 Payment. Payment of the Purchase Price shall be made in wire transfer of immediately available funds in installments as indicated on Schedule I not later than the dates indicated thereon. If payment is not timely made, the Company shall have the right to reject that portion of this subscription notwithstanding the eventual payment of that installment of the Purchase Price. Upon receipt of payment the Company will deliver to the Subscriber one or more certificates evidencing the number of Purchased Warrants corresponding to that portion of the Purchase Price indicated on Schedule I and instruct its transfer agent to deliver to the Subscriber promptly thereafter one or more certificates evidencing the Purchased Shares corresponding to that portion of the Purchase Price indicated on Schedule I.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Subscriber that:

Section 2.1 Organization and Qualification. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted.

Section 2.2 Issuance of Securities. The issuance of the Securities in accordance with the terms of this Agreement has been duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof and the Purchased Shares, and the Warrant Shares issuable upon exercise of the Purchased Warrants in accordance with the terms thereof, shall be fully paid and non-assessable with the Subscriber being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of the representations and warranties of the Subscriber in Section 3.3 hereof, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act.

 Section 2.3 SEC Reports.   The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

ARTICLE III

SUBSCRIBER’S REPRESENTATIONS AND WARRANTIES

The Subscriber hereby represents and warrants to the Company:

Section 3.1 Authorization. The Subscriber has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Subscriber, will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with the terms hereof.

Section 3.2 No Public Sale or Distribution. The Subscriber is acquiring the Securities in the ordinary course of business for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act and the Subscriber does not have a present arrangement to effect any distribution of the Securities, to or through any person or entity. The Subscriber does not presently have any agreement or understanding, directly or indirectly, with any person to distribute any of the Securities.

Section 3.3 Regulation S Exemption. (a) The Subscriber understands that the Securities are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Securities. In this regard, the Subscriber represents, warrants and agrees that:

(a) The Subscriber is not a U.S. Person (as defined in the Securities Act) and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person.

(b) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

(c) The Subscriber will not, during the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(d) The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(e) The Subscriber was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

(f) Neither the Subscriber nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Subscriber and any person acting on his behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(g) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(h) Neither the Subscriber nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. The Subscriber agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(i) Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

(A) “THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

(B) “TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(q) The Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company, if any, in order to implement the restrictions on transfer of the Securities set forth in this Section.

 Section 3.4 Reliance on Exemptions. The Subscriber understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities. Further, if this transaction is not being conducted in accordance with Regulation S and Subscriber is an accredited investor, in lieu of the legends set forth above, the certificates representing the Securities will have a restrictive “Securities Act” legend imprinted thereon

Section 3.5 Information. The Subscriber has been furnished with or has had access at the EDGAR Website of the Securities and Exchange Commission to the SEC Reports.  In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities. Subscriber has carefully read, and understands the information in the SEC Reports. Neither such inquiries nor any other due diligence investigations conducted by the Subscriber or its advisors, if any, or its representatives shall modify, amend or affect the Subscriber's right to rely on the Company's representations and warranties contained herein. The Subscriber understands that its investment in the Securities involves a high degree of risk and is able to afford a complete loss of such investment. The Subscriber has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

ARTICLE IV

MUTUAL REPRESENTATION AND WARRANTY

Section 4.1 No Broker of Finder. Each party represents and warrants to the other that no person or entity is entitled to any broker’s, finder’s or similar fee in connection with the transaction contemplated hereby.

ARTICLE V

PRE-EMPTIVE RIGHT

Section 5.1 Pre-emptive Right. The Company agrees that if at any time after the date hereof and prior to August 31, 2017, it shall issue or agree to issue shares of common stock or any other security or instrument exercisable for or convertible into shares of common stock, other than i) shares issued pursuant to any note, contract, option, warrant or security outstanding as of the date hereof, including the 12% Convertible Promissory Note held by 2399371 Ontario Inc. and ii) shares issued as compensation to employees, officers and directors, the Subscriber shall have the right to participate in such offering (a “Subsequent Offering”) and purchase such number of the securities or instruments to be sold, upon the terms and conditions to be paid by the other participants in the Subsequent Offering, as are necessary such that upon the purchase of such securities and the conversion or exercise thereof, the Subscriber will own the percentage of the number of outstanding shares of the common stock of the Company after giving effect to such Subsequent Offering as is equal to the percentage of the outstanding shares of common stock of the Company that the Subscriber will own immediately after the purchase of the Purchased Shares. The Company shall give the Subscriber not less than 15 days’ prior written notice of any Subsequent Offering, which shall include a description of the terms and conditions and the scheduled closing date thereof, and the Subscriber shall by written notice the Company not later than two business prior to the scheduled closing date shall indicate whether he desires to participate in that Subsequent Offering.

The right granted in this Section 5.1 shall not apply after the Company has sold in one or more transactions other than those referenced in clauses i) and ii) above, common stock or securities exercisable for or convertible into common stock for which it has received an aggregate of $10 million. Further, the right granted hereby shall be void if the Subscriber does not acquire all of the Purchased Shares provided for in this Agreement.

[Signature Page is on the Following Page]

 Signature Page to Subscription Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement as of February , 2016.

Subscriber:	EVENT CARDIO GROUP, INC.

By:
John Bentivoglio
President and CEO
Tax ID #

Subscriber’s Address:

Number of Shares of Common Stock*: 1,690,140

Number of Warrants*: 1,000,000

Purchase Price*: $CAN150,000

___

* The shares of Common Stock and Warrants will be issued, and payment of the portion of the Purchase Price is due, in accordance with Schedule I.

SCHEDULE I

DATE	PAYMENT ($CAN)	# OF SHARES	# OF WARRANTS

Upon acceptance of subscription	$33,500	377,481	223,300
March 1, 2016	32,500	366,157	216,600
April 1, 2016	23,000	259,171	153,300
May 1, 2016	16,000	180,241	106,600
June 1, 2016	16,500	185,988	110,000
July 1, 2016	15,500	174,664	103,300
August 1, 2016	13,000	146,438	86,663